SECURITIES AND EXCHANGE COMMISSION
                           Washington, DC  20549

                                 FORM 8-K

                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

    Date of report (Date of earliest event reported)  December 1, 1995

                   MRI Business Properties Fund, Ltd. III
        (Exact Name of Registrant as Specified in Its Charter)

                              California
             (State or Other Jurisdiction of Incorporation)

             0-15348                         94-2969782______________
   (Commission File Number)      (I.R.S. Employer Identification No.)

         5665 Northside Drive, N.W., Atlanta, Georgia            30328
          (Address of Principal Executive Offices)          (Zip Code)

                              (404) 916-9090
           (Registrant's Telephone Number, Including Area Code)

                                    N/A
       (Former Name or Former Address, if Changed Since Last Report)


Item 2.    Acquisition or Disposition of Assets

On December 1, 1995, the joint venture which owned the Holiday Inn Crowne Plaza ("Holiday Inn") sold this property to an unaffiliated third party. MRI Ravinia Associates, L.P. ("Ravinia"), a limited partnership in which Registrant has a 50% interest, received $5,000,000 from the net proceeds of the sale. The sale resulted in a gain to Registrant of approximately $3,000,000. In addition, after a final accounting is performed by the management company for the Holiday Inn additional amounts may be payable to Registrant.

Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits

(b)  Pro Forma Financial Information:

The required pro forma financial information will be provided in Registrant's Annual Report on Form 10-K for the fiscal year ended
September 30, 1995.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      MRI BUSINESS PROPERTIES FUND, LTD. III

                      By:  Montgomery Realty Company 85,
                           its General Partner

                           By:  Fox Realty Investors,
                                its Managing Partner

                                By:  NPI Equity Investments II, Inc.,
                                     its Managing partner

Date:  December 11, 1995            By:   /s/ Michael L. Ashner
                                          Michael L. Ashner,
                                          President